EXHIBIT 12


                               Power of Attorney


         The undersigned hereby constitutes and appoints Martha Williams as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to execute for and on behalf of the Corporation, all Schedules 13D and Schedules 13G as required by the Securities Exchange Act of 1934, as amended, and any and all amendments thereto and other documents in connection therewith, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, The Liberty Corporation and relevant stock exchanges. The undersigned hereby grants to such attorney-in- fact and agent of the undersigned full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the Corporation might or could, and hereby ratifies and confirms all that said attorney-in-fact and agent of the Corporation or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         The undersigned acknowledges that the foregoing attorneys-in-fact and agents of the undersigned, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934.

         The powers hereby conferred upon the said attorneys-in-fact and agents shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorney- in-fact and agents of the undersigned.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 10th day of July, 2000.


                                                    W. HAYNE HIPP


                                                    /s/ W. Hayne Hipp
                                                    ---------------------------


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                                                    ANNA KATE HIPP


                                                    /s/ Anna Kate Hipp
                                                    ---------------------------



                                                    JOHN B. HIPP


                                                    /s/ John B. Hipp
                                                    ---------------------------



                                                    MARY JANE HIPP BROCK


                                                    /s/ Mary Jane Hipp Brock
                                                    ---------------------------

                                                     DOROTHY G. LELAND


                                                    /s/ Dorothy G. Leland
                                                    ---------------------------



                                                    WILLIAM F. HIPP


                                                    /s/ William F. Hipp
                                                    ---------------------------



                                                     MASON A. GOLDSMITH


                                                    /s/ Mason A. Goldsmith
                                                    ---------------------------

                                                    FRANCES M. MCCREERY


                                                    /s/ Frances M. McCreery
                                                    ---------------------------



                                                    GAIL HIPP COOKE


                                                    /s/ Gail Hipp Cooke
                                                    ---------------------------